UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

MILLENNIUM ENERGY CORP.
(Exact name of registrant as specified in charter)

Commission File Number 333-139765

Nevada	98-050298
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

43 Pireos St., Ano Voula
Athens, Greece
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  011-30-210-895-8786

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 6, 2009, the Board of Directors of Millennium Energy Corp. (the “Company”) approved and authorized the dismissal of Moore & Associates Chartered, its independent registered public accounting firm. On the same date, the Board of Directors approved, authorized and engaged the accounting firm of Seale and Beers, CPA’s, LLC as the Company’s new independent registered public accounting firm.

During the Company's two most recent fiscal years and any subsequent interim period preceding the termination of Moore & Associates Chartered, there were no disagreements with Moore & Associates Chartered which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates Chartered would have caused Moore & Associates Chartered to make reference to the subject matter of the disagreements in connection with its reports.  Moore & Associates Chartered as the Company’s independent registered public accounting firm, did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.  The audit opinions were modified to contain a going concern qualification during the Company’s two most recent fiscal years.

The Company has requested that Moore & Associates Chartered furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

On August 6, 2009, the Company engaged Seale and Beers, CPA’s, LLC as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from More & Associates, Chartered, dated August 7, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MILLENNIUM ENERGY CORP.

By:	/s/ Jana Whitlock
Name:	Jana Whitlock
Title:	President and Director

Date: August 7, 2009

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
16.1	Letter from More & Associates, Chartered, dated August 7, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K.	5

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